UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WORTHINGTON ENTERPRISES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WORTHINGTON INDUSTRIES, INC. 2023 Annual Meeting of Shareholders Vote by September 26, 2023 at 11:59 p.m., EDT or at the Annual Meeting on September 27, 2023 at 3:00 p.m., EDT WORTHINGTON INDUSTRIES, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V21547-P96658 You invested in WORTHINGTON INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 27, 2023. Get informed before you vote View Worthington Industries, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2023 Annual Report and the form of proxy online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy material(s) by requesting them prior to September 13, 2023. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise

Your Vote Counts! WORTHINGTON ENTERPRISES, INC. 2025 Annual Meeting of ShareholdersVote by September 22, 2025 11:59 p.m., EDTor at the Annual Meetingon September 23, 2025 at 3:00 p.m., EDT. WORTHINGTON ENTERPRISES, INC. C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717 V77324-P34813 You invested in WORTHINGTON ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 23, 2025. Get informed before you vote View Worthington Enterprises, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2025 Annual Report and the proxy card online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy material(s) by requesting them prior to September 9, 2025. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.comControl Number Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 23, 2025 at 3:00 p.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/WOR2025 *Please check the proxy materials for the Annual Meeting of Shareholders for any special requirements for meeting attendance. You will need to have the control number(indicated above) to vote virtually at the Annual Meeting of Shareholders. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders of Worthington Enterprises, Inc. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Elect four directors, each to serve for a term of three years to expire at the Company’s 2028 Annual Meeting of Shareholders: Nominees: 1a. Kerrii B. Anderson For 1b. David P. Blom For 1c. Paul G. Heller For 1d. Billy R. Vickers For 2. Approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers. For 3. Approve the Worthington Enterprises, Inc. 2025 Equity Plan for Non-Employee Directors. For 4. Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026. For NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V77325-P34813